Exhibit 99.2

AVXS-101 Clinical Data Update August 11, 2016

2 Forward-Looking Statements This presentation contains forward-looking statements, including: statements about: the timing, progress and results of preclinical studies and clinical trials for AVXS-101, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development programs. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Disclaimers

Natural History of SMA Type 1 “floppy baby” syndrome muscle weakness (legs more than arms) poor head control belly breathing bulbar muscle weakness (weak cry, difficulty swallowing, aspiration) will never sit unsupported loss of motor function: NeuroNEXT -- CHOP INTEND decrease of 10.5 points/yr. PNCR -- CHOP INTEND decrease of 1.27 points/yr. % Event-Free Survival* Age (mos.) PNCR (Finkel) NeuroNEXT (Kolb) *Survival for Finkel1 = no death, or no need for 16-hr/day ventilation continuously for 2 weeks, in the absence of an acute reversible illness; n = 23 (2 copies of SMN2) Survival for Kolb2 = no death, or no tracheostomy; n = 20 75% survival 8.1 mos 50% survival 10.5 mos 25% survival 13.6 mos 8% survival 20 mos Holds head steady alone; brings hands to mouth Rolls over in both directions Sits alone; crawls Cruises; may stand alone Walks alone; may run and walk up stairs; eats with a spoon Climbs furniture alone; kicks and throws a ball Onset of SMA Type 1 by 6 months Symptoms may present 90% of SMA Type 1 patients will not survive to the age of 2 3 Milestone for a healthy infant SMA Type 1 survival rates per Finkel1 50% survival 8 mos SMA Type 1 survival rate per Kolb2 0 25 50 75 100 0 2 4 6 8 10 12 14 16 18 20 22 24

AVXS-101 Targets the Primary SMN Gene 4 NORMAL INDIVIDUAL SMA-AFFLICTED INDIVIDUAL SMA-AFFLICTED INDIVIDUAL TREATED WITH AVXS-101 SMN Genes SMN Protein SMN1 Primary SMN2 Back up SMN Genes SMN Protein SMN1 SMN2 Back up SMN Genes SMN Protein SMN1 SMN2 Back up AVXS-101 Primary Functional SMN Protein Not-functional SMN Protein

SMA Type 1 is a Motor Neuron Disease with both Central and Systemic Features 5 Addresses underlying cause of SMA – defective/loss of primary SMN gene Targets motor neurons Provides rapid onset of effect and continuous and sustained SMN expression Crosses blood brain barrier allowing IV dosing route Effectively targets both central and systemic features CNS Heart Muscle GI tract HALLMARKS OF SMA TYPE 1 Defective/loss of SMN1 gene (primary SMN producer) Motor neurons are most susceptible to diminished SMN levels Rapid loss of motor neurons throughout brain, brain stem and spinal cord (CNS) Autonomic & systemic involvement Heart rate Swallowing Muscle (e.g. respiratory) AVXS-101

Our Solution: AVXS-101 An Innovative Treatment Approach for SMA 6 scAAV ITR Continuous Promoter Human SMN Transgene scAAV ITR KEY COMPONENTS PURPOSE Recombinant AAV9 Capsid Shell Ability to deliver across the blood brain barrier (BBB) and into the spinal cord - Avoids the need for intrathecal delivery when treating infants Non-replicating virus does not modify the existing DNA of the patient. scAAV ITR (Self-complementary DNA technology) Enables rapid onset of effect which is key in a quickly deteriorating population Continuous Promoter Activates the transgene to allow for continuous and sustained SMN expression Human SMN Transgene Full copy of a stable, functioning SMN gene that is introduced into the cell’s nucleus Recombinant AAV9 Capsid Shell Rendering adapted from DiMattia et al. Structural Insight into the Unique Properties of Adeno-Associated Virus Serotype 9. J. Virol. June 2012. Gene therapy is the right approach for SMA: Monogenic mutation that drives the pathology

Phase 1 Trial Design

TRIAL OVERVIEW

Study Site
NATIONWIDE CHILDREN'S

Principal Investigator
Jerry R. Mendell, M.D.

Trial Design
Open-label, dose-escalation

Route of Administration
One-time intravenous infusion through peripheral limb vein
Prednisolone 1 mg/kg 1 day Pre-GT

KEY ENROLLMENT CRITERIA

Inclusion

- 9 months of age / 6 months of age[1] and younger at day of vector infusion with SMA Type 1 as defined by the following features:
  - Bi-allelic SMN1 gene mutations (deletion or point mutations)
  - 2 copies of SMN2
  - Onset of disease at birth to 6 months of age
  - Hypotonia by clinical evaluation with delay in motor skills, poor head control, round shoulder posture and hypermobility of joints

Exclusion

- Active viral infection (includes HIV or serology positive for hepatitis B or C)
- Use of invasive ventilatory support (tracheotomy with positive pressure)* or pulse oximetry <95% saturation
- Patients with Anti-AAV9 antibody titers >1:50 as determined by ELISA binding immunoassay
- Abnormal laboratory values considered to be clinically significant
- Patients with the c.859G>C mutation in SMN2 exon 7 (predicted mild phenotype)[2]

*Patients may be put on non-invasive ventilatory support (BIPAP) for <16 hours/day at discretion of their physician or study staff

Clinicaltrials.gov identifier = NCT02122952
[1] Inclusion criteria was 9 months of age and younger for the first nine patients. 6 months of age and younger for the last six patients.
[2] Exclusion criteria related to c.859G>C was for the last six patients.

OBJECTIVES

Primary

- Safety and Tolerability

Secondary

- Time from birth until death or time to ≥16-hour ventilation continuously for ≥2 weeks in the absence of an acute reversible illness or perioperatively
- Video confirmed achievement of ability to sit without support

Additional

- CHOP INTEND
- Bayley Motor Scales of Infant/Toddler development – Gross Motor

Exploratory

- Ability Captured Through Interactive Video Evaluation-mini (**ACTIVE-mini**)
- Comp Motor Action Pot (**CMAP**)
- Motor Unit Number (**MUNE**)
- Electrical Impedance Myography (**EIM**)

7

Survival Data – Ongoing Phase 1 Trial, July 1, 2016 * A month is defined as 30 days Cohort 1 6.7E13 vg/kg Cohort 2 2.0E14 vg/kg PNCR (Finkel) 2014 Natural History Study: 75% event-free 50% event-free 25% event-free 8% event-free 8 Day of Gene Transfer Last Trial Visit – Age Fixed SURVIVAL DATA 6/6 reached 20 mo. event-free (8% PNCR) 9/9 reached 13.6 mo. event-free (25% PNCR) 13/13 reached 10.5 mo. event-free (50% PNCR) 15/15 reached 8.1 mo. event-free (75% PNCR)

CHOP INTEND vs. Age: Cohort 1, July 1, 2016 Dashed line denotes missing data for reasons noted below: E.01 – follow-up on Month 17 cancelled due to SAE hospitalization; full CHOP INTEND not conducted on Months 19, 20 and 21 due to broken right arm; full CHOP INTEND not conducted on Months 26, 27, 29 and 30 due to family reasons; follow-up on Month 28 cancelled due to family reasons. E.02 – CHOP INTEND not conducted on Month 14 due to broken left leg; full CHOP INTEND not conducted on Months 23, 24, 26 and 27 due to family reasons. E.03 – follow-up on Months 17 and 18 cancelled due to SAE hospitalization; CHOP INTEND not conducted on Month 19 due to SAE recovery; CHOP INTEND not conducted on Month 22 due to family reasons; full CHOP INTEND not conducted on Months 23, 25, 26, 27 and 28 due to family reasons. E.02 E.03 E.01* 9 * E.01 completed 24 months of follow-up and age is fixed at Last Trial Visit (May 2016) 0 10 20 30 40 50 60 0 3 6 9 12 15 18 21 24 27 30 CHOP INTEND Scores Age (months) 1 month = 30 days E.01 E.02 E.03 Baseline Age (months): 5.9 [median], 6.3 [mean] Current Age* (months): 28.8 [median], 29.3 [mean] Mean CHOP INTEND Increase: 9.0 points

CHOP INTEND vs. Age: Cohort 2, July 1, 2016 10 Dashed line denotes missing data for reasons noted below: E.04 – full CHOP INTEND not conducted on Months 14 and 15 due to body cast for scoliosis; CHOP INTEND not conducted on Month 19 due to scoliosis surgery recovery; CHOP INTEND not conducted on Month 20 due to SAE hospitalization; full CHOP INTEND not conducted on Month 21 due to SAE hospitalization; CHOP INTEND not conducted on Month 24 due to SAE hospitalization. E.06 – CHOP INTEND not conducted starting on Month 16 due to inappropriateness of assessment for age and ability. E.07 – follow-up on Months 10, 11 and 15 cancelled due to family reasons. E.08 – follow-up on Months 13, 15 and 17 cancelled due to family reasons; full CHOP INTEND not conducted on Month 18 due to left leg fracture; CHOP INTEND not conducted on Month 20 due to family reasons; CHOP INTEND not conducted on Month 21 due to SAE hospitalization. E.09 – follow-up on Month 12 cancelled due to family reasons. E.10 – CHOP INTEND not conducted on Month 11 due to inappropriateness of assessment for age and ability. E.15 – follow-up on Month 6 cancelled due to family reasons. 92% reached CHOP INTEND 40 points 67% reached CHOP INTEND 50 points 25% reached CHOP INTEND 60 points – these three patients in range considered normal, including two patients who consistently achieved the max score of 64 points Baseline Age (months): 3.1 [median] 3.4 [mean] Current Age (months): 14.8 [median] 15.4 [mean] Mean CHOP INTEND Increase: 23.3 points Mean CHOP INTEND Increase*: 24.8 points * Excludes 2 patients who achieved max score 0 10 20 30 40 50 60 0 3 6 9 12 15 18 21 24 27 30 CHOP INTEND Scores Age (months) 1 month = 30 days E.04 E.05 E.06 E.07 E.08 E.09 E.10 E.11 E.12 E.13 E.14 E.15

Change in CHOP INTEND Scores – July 1, 2016 NN101 = NeuroNEXT Natural History Study CHOP INTEND decrease of 10.5 points/yr. +23.3** +9.0 -10.5 11 ** Calculation includes 2 patients who achieved max score COHORT 1 (n=3) Baseline Age (months): 5.9 [median], 6.3 [mean] Current Age* (months): 28.8 [median], 29.3 [mean] Mean CHOP INTEND Increase: 9.0 points COHORT 2 (n=12) Baseline Age (months): 3.1 [median], 3.4 [mean] Current Age (months): 14.8 [median], 15.4 [mean] Mean CHOP INTEND Increase**: 23.3 points Dashed line denotes missed or partial assessments * Current Age reflects E.01’s age at Last Trial Visit -15 -10 -5 0 5 10 15 20 25 30 35 40 0 2 4 6 8 10 12 14 16 18 20 22 24 Change in CHOP INTEND Scores Months after Study Treatment NN101 Cohort 1 Cohort 2 Cohort 1 Average Cohort 2 Average

Safety Data – Ongoing Phase 1 Trial – July 1, 2016 SAFETY AND TOLERABILITY OBSERVATIONS No new treatment-related SAEs or AEs observed As previously reported, a total of 5 treatment-related AEs in 4 patients have been observed to date. Treatment-related SAEs and AEs were clinically asymptomatic elevated liver function enzymes (LFEs) resolved with prednisolone treatment. 2 were SAEs experienced by 2 patients (SAEs defined on the basis of laboratory tests showing elevated LFEs). 3 were AEs experienced by 2 patients. 107 confirmed AEs, 31 deemed SAEs Of the 29 unrelated SAEs, 23 were related to the pulmonary system, including 4 resolved events of respiratory syncytial virus (RSV) infections. Of the 76 non-serious AEs, all were mild or moderate in severity Other non-treatment-related AEs were expected and associated with SMA AVXS-101 appears to have a favorable safety profile and appears to be generally well-tolerated in patients studied to date 12

Summary: Ongoing Phase 1 Data – July 1, 2016 13 AVXS-101 appears to have a favorable safety profile and appears to be generally well-tolerated A total 107 AEs, 31 SAEs and 76 non-serious AEs observed to date No additional treatment-related AEs have been observed beyond the previously reported five elevated LFEs experienced by 4 patients. All were resolved following prednisolone treatment. AVXS-101 appears to have a marked and positive impact on the disease course of SMA Type 1 Cohort 1 patients (n=3) are over 20.0 months of age (100% AVXS-101 vs. <8% predicted Finkel 2014) Cohort 2 patients (n=6) are over 13.6 months of age (100% AVXS-101 vs. 25% predicted Finkel 2014) The oldest 3 patients are >20.0 months of age All patients have sustained increases in CHOP INTEND vs baseline and response appears to be dose-dependent Cohort 1 (n=3) increased an average 9.0 points from baseline 16.3 CHOP INTEND Cohort 2 (n=12) increased an average 23.3 points from baseline 28.2 CHOP INTEND Finkel 2014 observed only 1 SMA Type 1 patient transiently at >40 points 92% of Cohort 2 (11 of 12) reached CHOP INTEND 40 points 67% of Cohort 2 (8 of 12) reached CHOP INTEND 50 points 25% of Cohort 2 (3 of 12) reached CHOP INTEND 60 points 2 of these 3 patients have consistently reached the max score of 64 All patients in both dosing cohorts were without an “event,” and no new treatment-related AEs were observed First patient enrolled has completed 2-year follow-up (May 2016) In Cohort 2, the first 6 patients have reached at least 1 year post-treatment

Financial Position (dollars in millions) 14 Cash and cash equivalents of $131.4 million as of June 30, 2016 Three months ended 6/30/16 Three months ended 6/30/15 R&D Expense $10.4 $7.7 G&A Expense $5.4 $2.3 Net Loss $15.7 $9.9

Clinical Development Milestones 15 2016 2H 2016: Provide update on FDA Type B meeting Q1 2017: 13.6 months of data for all patients in the SMA Type 1 Phase 1 trial 2H 2016: Initiate Phase 1 safety and dosing study in SMA Type 2 via intrathecal (IT) delivery 1H 2017: Initiate SMA Type 1 pivotal trials in U.S. and EU Type 1 Program Type 2 Program Start of 2016: Quarterly updates on ongoing Phase 1 trial 2H 2016: Report motor development milestones 2017

Question and Answer Session